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                                                                Exhibit 99.4


                             UNAUDITED PRO FORMA
            CONDENSED COMBINED FINANCIAL STATEMENTS INTRODUCTION


The accompanying unaudited pro forma condensed combined statements of operations of Digital Angel Corporation, formerly Medical Advisory Systems, Inc. (MAS), reflects the results of its condensed combined operations for the year ended December 31, 2001 and the three months ended March 31, 2002 after giving effect to the acquisition of the Advanced Wireless Group by MAS effective March 27, 2002, as more fully described below. The Advanced Wireless Group is comprised of three subsidiaries of Applied Digital Solutions, Inc. (ADS): Digital Angel Corporation (Digital Angel), Timely Technology Corp. and Signature Industries, Limited. MAS's fiscal year ended on October 31. The Advanced Wireless Group's fiscal year ended on December
31. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2002 gives effect to the acquisition as if it had occurred on January 1, 2002 for both MAS and the Advanced Wireless Group. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2001 gives effect to the combined results of operations for the year as if the acquisition of the Advance Wireless Group by MAS occurred at the beginning of each company's complete fiscal year.

The pro forma adjustments reflecting the consummation of the acquisition are based upon the purchase method of accounting and upon the assumptions set forth in the notes hereto. At the effective time of the merger, each share of Digital Angel common stock issued and outstanding immediately prior to the effective time of the merger was canceled and converted into the right to receive .9375 shares of MAS's common stock. In addition, ADS contributed to MAS its ownership interest in the common stock of Timely Technology Corp. and Signature industries, Limited. At the effective time of the merger, each option or warrant to purchase shares of Digital Angel common stock which was outstanding and unexercised immediately prior to the effective time of the merger was converted into an option or warrant to purchase shares of MAS common stock having the same terms and conditions that were in effect immediately prior to the effective time of the merger. In conjunction with and upon the completion of the merger, the Advanced Wireless Group was merged into MAS and MAS was renamed Digital Angel Corporation. In satisfaction of a condition to the consent to the merger by ADS's lender, IBM Credit Corporation, ADS transferred to a Delaware business trust controlled by an advisory board all shares of MAS common stock owned by it and, as a result, the trust has legal title to approximately 77.46% of the MAS common stock. ADS has retained beneficial ownership of the shares. Given ADS's ownership in MAS upon completion of the merger, ADS was considered to be the acquirer for accounting purposes and the merger was accounted for in the financial statements of MAS as a reverse acquisition of MAS by ADS. This pro forma information should be read in conjunction with the financial statements and notes thereto of the Advanced Wireless Group and the Management's Discussion and Analysis of Financial Condition and Results of Operations for the Advanced Wireless Group appearing in this Form 8-K/A.

         The pro forma adjustments do not reflect any operating efficiencies and cost savings that may be achievable with respect to the combined companies. The pro forma adjustments do not include any adjustments to historical sales for any future price changes nor any adjustments to selling and marketing expenses for any future operating changes.

         The following information is not necessarily indicative of the operating results that would have occurred had the merger been consummated at the beginning of the periods for which the consummation of the merger is being given effect. The actual results could vary significantly, from the pro forma amounts reflected herein because of a variety of factors, including changes in operating results between the dates of the pro forma financial information data and the date on which the merger is completed.




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
                                   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                                For the Year Ended December 31, 2001
                                                (In thousands, except per share data)

                                                    MEDICAL ADVISORY
                                                     SYSTEMS, INC.      ADVANCED WIRELESS GROUP
                                                      HISTORICAL            HISTORICAL                               PRO FORMA
                                                      YEAR ENDED            YEAR ENDED             PRO FORMA          COMBINED
                                                  OCTOBER 31, 2001 (A)   DECEMBER 31, 2001 (B)    ADJUSTMENTS    DECEMBER 31, 2001
                                                  ===========================================================    =================
Total revenue                                        $    5,363             $    35,738           $       -        $       41,101
Cost of products and services sold                        3,851                  22,299                                    26,150
                                                  ------------------------------------------------------------     ---------------

Gross profit                                              1,512                  13,439                                    14,951
Selling, general and administrative expense               2,681                  10,467                                    13,148
Research and development expense                              -                   5,071                                     5,071
Depreciation and amortization                               848                  12,331                   -   (C)          13,179
Asset impairments                                         2,587                     726                                     3,313
Interest and other income                                   (95)                    (17)                                     (112)
Interest expense                                             33                   2,119                                     2,152
                                                  ------------------------------------------------------------     ---------------

Loss before provision (benefit) for
  income taxes and equity in net loss of
  affiliate                                              (4,542)                (17,258)                  -               (21,800)

Provision for income taxes                                    -                      41                                        41
                                                  ------------------------------------------------------------     ---------------

Loss before equity in net loss of affiliate              (4,542)                (17,299)                  -               (21,841)

Minority interest                                                                  (217)                                     (217)
Equity in net loss of affiliate                               -                     327                                       327
                                                  ------------------------------------------------------------     ---------------

Net loss                                             $   (4,542)            $   (17,409)          $       -        $      (21,951)
                                                  ===========================================================    =================

Earnings per common share - basic                    $    (0.88)                                                   $        (0.87)

Earnings per share - diluted                         $    (0.88)                                                   $        (0.87)


Weighted average number of common
   shares outstanding - basic                             5,156                                        20,187 (D)          25,343

Weighted average number of common
   shares outstanding - diluted                           5,156                                        20,187 (E)          25,343


The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2001 gives effect to the combined results of operations for the period as if the merger of MAS and Advanced Wireless Group had occurred at the beginning of MAS's and the Advanced Wireless Group's fiscal year.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED DECEMBER 31, 2001 ARE AS
FOLLOWS:

(A) Represents the historical unaudited condensed combined results of MAS for the year ended October 31, 2001.

(B) Represents the historical unaudited condensed combined results of Advanced Wireless Group for the year ended December 31, 2001.

(C) The merger was accounted for under the provisions of Financial Accounting Standards Board ("FASB") Statements Nos. 141, "Business Combinations," and 142, "Goodwill and Other Intangible Assets." For purposes of this presentation, it is assumed that the excess of fair value of MAS's assets and liabilities is goodwill. In accordance with FASB Statement No. 142, goodwill is not amortized.

(D) The number of shares of MAS common stock to be issued is based upon the specified number in the Agreement and Plan of Merger of 18,750 shares, plus 1,437 shares issued in connection with Digital Angel options exercised immediately prior to the merger. For purposes of this pro forma presentation the MAS common stock issued was deemed to be outstanding for the entire pro forma period.

(E) The diluted potential common shares were not included in the computation of diluted loss per share because to do so would have been anti-dilutive. The dilutive potential common shares consist of the estimated number of Digital Angel options and warrants outstanding as of the effective date of the merger, of 4,859, after adjusting for the exchange ratio of .9375, which is fixed per the agreement and plan of merger.


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
                                   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                            For the Three Months Ended March 31, 2002
                                                (In thousands, except per share data)



                                                    MEDICAL ADVISORY
                                                     SYSTEMS, INC.      ADVANCED WIRELESS GROUP
                                                      HISTORICAL             HISTORICAL                              PRO FORMA
                                                  THREE MONTHS ENDED      THREE MONTHS ENDED     PRO FORMA            COMBINED
                                                  MARCH 31, 2002 (A)      MARCH 31, 2002 (B)    ADJUSTMENTS        MARCH 31, 2002
                                                  ===========================================================    ==================
Total revenue                                        $       885            $      7,754          $     -             $      8,639
Cost of products and services sold                           685                   4,527                                     5,212
                                                  -----------------------------------------------------------    ------------------

Gross profit                                                 200                   3,227                                     3,427
Selling, general and administrative expense                  541                   2,578                                     3,119
Research and development expense                             -                     1,331                                     1,331
Non-cash compensation expense                                -                    18,509            (18,509) (C)                -
Depreciation and amortization                                -                       688                -    (D)               688
Interest and other income                                    -                       -                                         -
Interest expense                                             -                     1,907                                     1,907
                                                  -----------------------------------------------------------    ------------------

Loss before provision (benefit) for
  income taxes and equity in net loss of
  affiliate                                                 (341)                (21,786)            18,509                 (3,618)

Provision for income taxes                                     1                     -                                           1
                                                  -----------------------------------------------------------    ------------------

Loss before equity in net loss of affiliate                 (342)                (21,786)            18,509                 (3,619)

Minority interest                                            -                       (19)                                      (19)
Equity in net loss of affiliate                              -                        57                (57) (E)               -
                                                  -----------------------------------------------------------    ------------------

Net loss                                             $      (342)           $    (21,824)         $  18,566           $     (3,600)
                                                  ===========================================================    ==================


Loss per common share - basic                        $     (0.02)                                                     $      (0.18)

Loss per share - diluted                             $     (0.02)                                                     $      (0.18)


Weighted average number of common
   shares outstanding - basic                             20,419                                             (F)            20,419

Weighted average number of common
   shares outstanding - diluted                           20,419                                             (G)            20,419


The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2002 gives effect to the combined results of operations for the period as if the merger of MAS and Advanced Wireless Group had occurred on January 1, 2002.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2002 ARE AS FOLLOWS:

(A) Represents the historical unaudited condensed combined results of MAS for the three months ended March 31, 2002.

(B) Represents the historical unaudited condensed combined results of Advanced Wireless Group for the three months ended March 31, 2002.

(C) Represents the reversal of non-cash compensation expense resulting from the conversion of Digital Angel options into shares of MAS common stock under the terms of the merger agreement. The conversion created a new measurement date for the valuation of the options. This expense is being reversed for purposes of these proforma statements because it is a one-time, non-recurring charge.

(D) The merger was accounted for under the provisions of Financial Accounting Standards Board ("FASB") Statements Nos. 141, "Business Combinations," and 142, "Goodwill and Other Intangible Assets." For purposes of this presentation, it is assumed that the excess of fair value of MAS's assets and liabilities is goodwill. In accordance with FASB Statement No. 142, goodwill is not amortized.

(E) Represents the elimination of the Advanced Wireless Group's equity in loss of MAS for the three months ended March 31, 2002. The Advanced Wireless Group owned 16.6% of MAS prior to the merger and accounted for its investment in MAS under the equity method of accounting.

(F) The number of shares of MAS common stock outstanding on March 31, 2002 included the 18,750 shares issued in accordance with the Agreement and Plan of Merger, plus 1,437 shares issued in connection with Digital Angel options exercised immediately prior to the merger. For purposes of this pro forma presentation the MAS common stock issued was deemed to be outstanding for the entire pro forma period.

(G) The diluted potential common shares were not included in the computation of diluted loss per share because to do so would have been anti-dilutive. The dilutive potential common shares consist of the estimated number of Digital Angel options and warrants outstanding as of the effective date of the merger, of 4,859, after adjusting for the exchange ratio of .9375, which is fixed per the agreement and plan of merger.